Exhibit 10.13

EXECUTION COPY

SUPPLEMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of November 23, 2004 (this “Agreement”), among COMPHEALTH GROUP, INC., a Delaware corporation (the “Company”), CHG MEDICAL STAFFING, INC., a Delaware corporation (the “Term Borrower”), COMERICA BANK (the “Supplemental Term Lender”) and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent.

Reference is made to the Credit Agreement dated as of January 29, 2004, among the Company, the Borrowers, the Lenders party thereto and the Administrative Agent, as amended by Amendment No. 1, Consent, Waiver and Agreement dated as of October 29, 2004 (as so amended, the “Credit Agreement”).

Pursuant to Section 2.19 of the Credit Agreement, the Term Borrower has requested that the Supplemental Term Lender provide the Term Borrower with a Supplemental Term Commitment. The Supplemental Term Lender is willing to provide the Term Borrower with a Supplemental Term Commitment, on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

SECTION 1. Defined Terms; Terms Generally. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Supplemental Term Loan Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Supplemental Term Commitment; Supplemental Term Loan. (a) Subject to the terms and conditions set forth herein, the Supplemental Term Lender agrees to make a Supplemental Term Loan to the Term Borrower on the Supplemental Term Loan Closing Date (as defined below) in a principal amount not to exceed $3,700,000. Amounts repaid in respect of the Supplemental Term Loan made hereunder may not be reborrowed.

(b) Except as provided herein, the terms of the Supplemental Term Loan made hereunder shall be identical to those of the Term Loans outstanding immediately prior to the effectiveness of this Agreement (the “Existing Term Loans”). Without limiting the generality of the foregoing, the Applicable Rate with respect to the Supplemental Term Loan made hereunder shall be as set forth in the Credit Agreement.

(c) The Term Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Supplemental Term Lender the then unpaid principal amount of the Supplemental Term Loan made hereunder as follows:

Date	Amount
March 31, 2005	$162,539.93
June 30, 2005	162,539.93
September 30, 2005	162,539.93
December 31, 2005	162,539.93
March 31, 2006	208,346.65
June 30, 2006	208,346.65
September 30, 2006	208,346.65
December 31, 2006	208,346.65
March 31, 2007	208,346.65
June 30, 2007	208,346.65
September 30, 2007	208,346.65
December 31, 2007	208,346.65
March 31, 2008	345,766.77
June 30, 2008	345,766.77
September 30, 2008	345,766.77
Term Maturity Date	345,766.77

(d) The funding of the Supplemental Term Loan to be made hereunder shall be made in the manner contemplated by Section 2.05 of the Credit Agreement. Unless previously terminated, the Supplemental Term Commitment hereunder shall terminate at 5:00 p.m., New York City time, on November 24, 2004.

(e) It is the intent of the parties that the Supplemental Term Loan made hereunder be included in each Borrowing of the Existing Term Loans on a pro rata basis. In furtherance of the foregoing, each of the parties hereto agrees that a portion of the Supplemental Term Loan made hereunder shall be allocated to each outstanding Eurodollar Borrowing of Existing Term Loans on a pro rata basis and that the interest rate applicable to such Supplemental Term Loan for the remainder of the existing Interest Period applicable to such Borrowing shall equal the Adjusted LIBO Rate for a period approximately equal to the remainder of such Interest Period (as determined by the Administrative Agent two Business Days before the Supplemental Term Loan Closing Date) plus the Applicable Rate.

SECTION 3. Conditions Precedent. The obligation of the Supplemental Term Lender to make the Supplemental Term Loan hereunder shall be subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received a certificate of the Company and the Term Borrower, dated the Supplemental Term Loan Closing Date and signed on behalf of such Loan Party by the President, a Vice President or a Financial Officer thereof, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Supplemental Term Lender and dated the Supplemental Term Loan Closing Date) of Kirkland & Ellis LLP, counsel for the Company and the Term Borrower, in form and substance reasonably satisfactory to the Administrative Agent, covering such matters relating to the Term Borrower, this Agreement and the transactions contemplated hereby as the Administrative Agent shall reasonably request.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Term Borrower, the authorization of this Agreement and the transactions contemplated hereby and any other legal matters relating to the Term Borrower, this Agreement or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received (on behalf of itself and the Supplemental Term Lender) all fees and other amounts due and payable on or prior to the Supplemental Term Loan Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.

The date on which each of the foregoing conditions is satisfied is referred to therein as the “Supplemental Term Loan Closing Date”.

SECTION 4. Certain Agreements. For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Section 9.04 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties’ respective obligations under, this Agreement.

SECTION 5. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 7. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement shall become effective when the Administrative Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of the Company, the Term Borrower, the Supplemental Term Lender and the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPHEALTH GROUP, INC.,

by
Name: Sean Dailey
Title: CFO

CHG MEDICAL STAFFING, INC.,

by
Name: Sean Dailey
Title: CFO

COMERICA BANK,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent,

by
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPHEALTH GROUP, INC.,

by
Name:
Title:

CHG MEDICAL STAFFING, INC.,

by
Name:
Title:

COMERICA BANK,

by
Name: J.P. Michael
Title: SVP & Regional Managing Director

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent,

by
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPHEALTH GROUP, INC.,

by
Name:
Title:

CHG MEDICAL STAFFING, INC.,

by
Name:
Title:

COMERICA BANK,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent,

by
Name: LAURA J. CUMMING
Title: VICE PRESIDENT